                                                                       EXHIBIT 1



                                15,000,000 Shares

                       DONALDSON, LUFKIN & JENRETTE, INC.

                             DLJdirect Common Stock

                             UNDERWRITING AGREEMENT


                                                                   June   , 1999



Donaldson, Lufkin & Jenrette
     Securities Corporation
DLJdirect Inc.
BT Alex. Brown Incorporated
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
     As representatives of the several
     Underwriters named in Schedule I hereto
c/o  Donaldson, Lufkin & Jenrette Securities
           Corporation
     277 Park Avenue
     New York, New York 10172

Dear Sirs:

                   Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell 15,000,000 shares (the "FIRM SHARES") of its Donaldson, Lufkin & Jenrette, Inc. - DLJdirect common stock, par value $.10 per share ("DLJDIRECT COMMON STOCK") to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS"). Donaldson, Lufkin & Jenrette Securities Corporation, DLJdirect Inc., BT Alex. Brown Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. shall act as representatives (the "REPRESENTATIVES") of the several Underwriters. The Company also proposes to sell to the several Underwriters not more

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than an additional 2,250,000 shares of DLJdirect Common Stock (the "ADDITIONAL
SHARES"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the "SHARES."

          It is understood that the Shares are intended to track the performance of DLJdirect, the Company's online discount brokerage and related investment services business. For purposes of this Agreement, the terms "DLJ" and "DLJdirect" have the meanings set forth in the Prospectus. It is further understood that the Company will allocate the net proceeds from 10,000,000 Firm Shares to DLJdirect and the net proceeds from 5,000,000 Firm Shares to DLJ. The net proceeds from any sale of Additional Shares will be allocated two-thirds to DLJdirect and one-third to DLJ.

                   1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "ACT"), a registration statement on Form S-3 (Registration No. 333-74549), including a prospectus relating to the Shares, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the Registration Statement; and the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the Prospectus. All references herein to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references herein to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 ACT") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be (together, the "INCORPORATED DOCUMENTS").

                   2. Agreements to Sell and Purchase. The Company hereby agrees to issue and sell the Shares to the several Underwriters named in Schedule I hereto, and each of the Underwriters, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees, severally and not jointly, to purchase from the Company at a price per share of [_____] (the "PURCHASE PRICE") the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.


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                   On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 2,250,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. The Representatives shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day
(i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) which bears the same proportion to the total number of Additional Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

                   The Company agrees not to, and not to permit any of its subsidiaries to, offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any DLJdirect Common Stock or any securities convertible into or exercisable or exchangeable for such DLJdirect Common Stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such DLJdirect Common Stock (the "LOCK-UP RESTRICTIONS"), for a period of 180 days after the date of the Prospectus (the "LOCK-UP PERIOD") without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, the Company may
(1) grant stock options or stock awards under the Company's existing benefit or compensation plans, including the DLJdirect 1999 Incentive Compensation Plan,
(2) issue shares of DLJdirect Common Stock upon the exercise of options, warrants or rights or the conversion of currently outstanding securities, and
(3) issue, offer and sell shares of DLJdirect Common Stock or securities convertible into or exercisable or exchangeable for DLJdirect Common Stock in transactions not involving a public offering or in connection with future acquisitions, as long as each recipient of the securities agrees in writing to be bound by the restrictions herein. Notwithstanding any of the foregoing, it is expressly understood that the terms of this paragraph shall not apply to any other classes of common stock of the Company or securities convertible into or exercisable or exchangeable for such other classes of common stock.

                   3. Qualified Independent Underwriter. The Company hereby confirms its engagement of Goldman, Sachs & Co. ("GOLDMAN") as, and Goldman

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hereby confirms its agreement with the Company to render services as, a
"qualified independent underwriter" within the meaning of Section 2(o) of Schedule E to the ByLaws of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Shares. Goldman, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU." As compensation for the services of the QIU hereunder, the Company agrees to pay the QIU $10,000 on the Closing Date.

                   4. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus. Any allocation of the Shares described in the Prospectus as having been reserved for sale to certain individuals, including directors and employees of the Company and DLJdirect Inc. and directors, employees and agents of the Company, shall be made in accordance with timely instructions delivered by the Company to Donaldson, Lufkin & Jenrette Securities Corporation.

                   5. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on June , 1999 (the "CLOSING DATE"), at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.

                   Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as the Representatives shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to
Section 2 (an "OPTION CLOSING DATE"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between the Representatives and the Company.

                   Certificatets for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you through the facilities of the Depository Trust Company ("DTC") on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment to DLJdirect of the Purchase Price in respect of Firm shares and any Additional Shares for which the proceeds are allocated to DLJdirect and to the Company of the Purchase Price in respect of Firm Shares

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and any Additional Shares for which the proceeds are allocated to DLJ by wire transfer of Federal or other funds immediately available in New York City.

                   6. Agreements of the Company. The Company agrees with you that:

                   (a) The Company shall use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

                   (b) The Company will advise you promptly and, if requested by you, confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                   (c) The Company will furnish to you, without charge, five signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and will furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

                   (d) The Company will not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or make any amendment or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434 under the Act) of which you shall not previously have been advised or to which you shall reasonably object; and the Company will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434 under the Act) which may be necessary or advisable in connection with the distribution of the Shares

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          by you, and the Company shall use its best efforts to cause the same to become promptly effective.

                   (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, the Company will furnish to each Under writer and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

                   (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, the Company will forthwith prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and the Company will furnish to each Underwriter and such dealers as you shall specify such number of copies thereof as such Underwriter or dealers may reasonably request.

                   (g) Prior to any public offering of the Shares, the Company will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, and the Company will continue such qualification in effect so long as required for the distribution of the Shares and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, any preliminary prospectus or the offering or sale of the Shares, in any jurisdiction in which it is not now so subject.

                   (h) The Company will mail and make generally available to holders of DLJdirect Common Stock as soon as reasonably practicable an earnings statement, covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after


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          such date) which satisfies the provisions of Section 11(a) of the Act, and will advise you in writing when such statement has been so made available.

                   (i) The Company will, for a period of five years from the date of this Agreement, mail as soon as reasonably practicable after the end of each fiscal year to the record holders of DLJdirect Common Stock a financial report of DLJdirect, such financial report to include a combined statement of financial condition, a combined statement of operations, a combined statement of changes in equity, and a combined statement of cash flows as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year.

                   (j) For a period of five years from the date of this Agreement, the Company shall mail and make generally available as soon as reasonably practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to holders of DLJdirect Common Stock a combined statement of operations with respect to DLJdirect, a combined balance sheet and a combined statement of cash flows for DLJdirect as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                   (k) During the period referred to in paragraph (i), the Company will furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of DLJdirect Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries and DLJdirect as you may reasonably request.

                   (l) The Company will use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange, Inc. (the "NEW YORK STOCK EXCHANGE") and to maintain the listing of the Shares on the New York Stock Exchange for a period of five years after the effective date of the Registration Statement.

                   (m) The Company shall use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

                   (n) The Company will pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them

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          prior to or during the period specified in Section 5(e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in Section 5(e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agree ments, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including, in each case, any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky Laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the NASD in connection with the offering, (vi) the listing of the Shares on the New York Stock Exchange, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Company of its other obligations under this Agreement.

                   7. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                   (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                   (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the requirements of the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                   (c) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed


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          pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

               (d) The Company, DLJdirect Holdings Inc., DLJdirect Inc., iNautix Inc. and each of the Company's "significant subsidiaries" as such term is defined in Rule 1-02 of Regulation S-X under the Act (collectively, the "SUBSIDIARIES") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

               (e) The businesses, assets and properties identified in the Prospectus as comprising the businesses, assets and properties of DLJdirect constitute all of the material businesses, assets and properties actually used in the business of DLJdirect, and there are no material restrictions, conditions or limitations on their use or any material claims, charges, security interests or other encum brances of any third parties, relating to or otherwise affecting any of such businesses, assets or liabilities, except as expressly set forth in the Prospectus and the Registration Statement.

               (f) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

               (g) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.


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               (h) The authorized capital stock of the Company, including the
        DLJdirect Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

               (i) Neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, in each case, which is material to the conduct of the business of the (i) Company and its Subsidiaries, taken as a whole, or (ii) DLJdirect.

               (j) The execution, delivery and performance by the Company of this Agreement, compliance by the Company with all of the provisions hereof and the consummation of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or state securities or Blue Sky laws), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, or any agreement, indenture or other instrument material to the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, or (iii) violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its Subsidiaries or their respective property.

               (k) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any of their respective properties is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

               (l) Neither the Company nor any of its Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "ENVIRONMENTAL LAWS"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and

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        regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or of DLJdirect.

               (m) The Company and each of its Subsidiaries have such permits, licenses, franchises and authorizations (collectively, "PERMITS") of and from, and have made such declarations and filings with, governmental or regulatory authorities, including, without limitation, self-regulatory organizations ("SROS"), as are necessary to own, lease and operate their respective properties and to conduct their respective businesses (including without limitation the business of DLJdirect) except where the failure to obtain such permits or to make such declarations or filings would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or on DLJdirect; the Company and each of its Subsidiaries have fulfilled and performed all of their respective material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its Subsidiaries.

               (n) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or to DLJdirect, the Company and each of its Subsidiaries have good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by them. All leases to which the Company or any of its Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or to DLJdirect, and the Company and its Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or any such Subsidiary.

               (o) The Company and each of its Subsidiaries maintain reasonably adequate insurance.

               (p) KPMG LLP are independent public accountants with respect to the Company, DLJ and DLJdirect, as required by the Act.

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               (q) The financial statements, together with related schedules and notes, included in or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of each of (i) the Company and its Subsidiaries and (ii) DLJdirect, as the case may be, on the basis stated in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein;
        and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its Subsidiaries.

               (r) The Company is not an "investment company" and upon receipt of the proceeds will not be an investment company within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

               (s) The Company has filed a Registration Statement pursuant to
        Section 12(b) of the Exchange Act to register the DLJdirect Common Stock, has filed an application to list the Shares on the New York Stock Exchange and has received notification that the listing has been approved, subject to notice of issuance of the Shares.

               (t) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company (including, without limitation, any DLJdirect Common Stock) or any subsidiary thereof, except as otherwise disclosed in the Registration Statement.

               (u) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (v) All material tax returns required to be filed by the Company and each of its Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withhold ing taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

               (w) DLJdirect Inc. is registered as a broker-dealer with the Commis sion and is a member of NASD and the Securities Investor Protection Corpora tion and is in compliance in all material respects with all applicable laws, rules, regulations, orders and similar requirements in connection therewith.

               (x) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 ACT REGULATIONS"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein.

               (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company, as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than thirty days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, its officers who sign the Registration Statement, and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 10(b) hereof.

               (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable consider ations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

               9. Indemnification of Qualified Independent Underwriter. (a) The Company agrees to indemnify and hold harmless Goldman, in its capacity as QIU, and each person, if any, who controls the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (b) The provisions of Section 8(b) are incorporated by reference into this Section 9(b) as if set forth herein, with references to "any Underwriter," "such Underwriter" or "the Underwriter" being deemed to mean, for purposes of this Section 9(b), "the QIU".

               (c) If the indemnification provided for in this Section 9 is unavailable to Goldman, in its capacity as QIU, in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying the QIU, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the QIU on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the QIU in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the QIU shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the fee payable to the QIU pursuant to Section 3 hereof, bear to the total price to the public of the Shares, in each case, as set forth in the Prospectus in the table on the cover page or the section captioned "Underwriting," as the case may be. The relative fault of the Company and the QIU shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the QIU and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company and the QIU agree that it would not be just and equitable if contribution pursuant to this Section 9(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

               (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and, in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 P.M.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

               (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company or DLJdirect, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company or DLJdirect from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries and DLJdirect shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, or to DLJdirect, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Joe L. Roby and Anthony F. Daddino, in their capacities as the President and Chief Executive Officer and the Executive Vice President and Chief Financial Officer, respec tively, of the Company, confirming the matters set forth in paragraphs (a), (b) and (c) of this Section 10.

               (d) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Davis Polk & Wardwell, counsel for the Company, to the effect that:

                       (i) The Company has been duly incorporated and is an
               existing corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business and to own its properties as described in the Prospectus;

                       (ii) all of the outstanding shares of common stock of the
               Company have been duly authorized and validly issued, are fully paid, non-assessable and not subject to any preemptive or, to our knowledge, similar rights;

                       (iii) the Shares have been duly authorized, and when
               issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or, to our knowledge, similar rights;

                       (iv) this Agreement has been duly authorized, executed
               and delivered by the Company;

                       (v) the authorized capital stock of the Company,
               including the DLJ Common Stock and the DLJdirect Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

                       (vi) we have been advised by the Staff of the Commission
               that the Registration Statement has been declared effective under the Act and, to the knowledge of such counsel, no stop order suspending its effective-
                ness has been issued and no proceedings for that purpose have been instituted or are pending before the Commission;

                       (vii) we have considered the statements relating to legal
               matters, documents and proceedings in the Prospectus under the captions "Government Regulation; Net Capital Requirements - Net Capital Requirements (first, second and third paragraphs)," "Management of DLJdirect - DLJdirect 1999 Incentive Compensation Plan," "Certain Relationships - Tax Sharing Agreements," "Description of Capital Stock," "Material U.S. Federal Tax Considerations" and "Underwriting (second, third (second and third sentences), fourth, fifth, sixth, seventh, eighth, tenth (last sentence), twelfth, sixteenth and seventeenth paragraphs)". In our opinion such statements fairly summarize in all material respects such legal matters, documents and proceedings;

                       (viii) DLJdirect Inc. is registered as a broker-dealer
                with the Commission and is a member of, and subject to regulation by, the NASD;

                       (ix) the execution, delivery and performance by the
               Company of this Agreement and compliance by the Company with all the provisions hereof will not (A) require any United States federal or New York state consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or state securities or Blue Sky laws or by the NASD), except where the failure to obtain such consents, approvals, authorizations or other orders would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, (B) conflict with or constitute a breach of any of the terms or provisions of the charter or by-laws of the Company, or (C) violate or conflict with any United States federal or New York state laws or administrative regulations that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement or, to the best of our knowledge, rulings or court decrees applicable to the Company or any of its Subsidiaries or their respective properties, except for such violations or conflicts that would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

                       (x) to the best of our knowledge, after due inquiry of
               responsible officers of the Company, there are no legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                       (xi) the Company is not an "investment company" and after
               giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" as defined under the Investment Company Act;

                       (xii) to the best of our knowledge, after due inquiry, no
               holder of any security of the Company has any right to require registration of shares of common stock under the Registration Statement, except as described in the Prospectus; and

                       (xiii) nothing has come to our attention that causes us
               to believe that (1) the Registration Statement (including any Registration Statement filed under Rule 462(b) of the Act) and the Prospectus and any supple ment or amendment thereto (except for financial statements and financial schedules and other financial and statistical data included therein or omitted therefrom as to which no opinion need be expressed) do not comply as to form in all material respects with the Act, or (2) (i) (except as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus (except as aforesaid) as of its date and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In giving such opinion with respect to the matters covered by clause (xiii) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement (other than the Incorporated Documents) and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

               (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Michael A. Boyd, General Counsel of the Company, to the effect that:

                       (i) each of the Subsidiaries has been duly incorporated,
               is an existing corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business and to own its properties as described in the Prospectus;

                       (ii) the Company and each of its Subsidiaries is duly
               qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or on DLJdirect;

                       (iii) all of the outstanding shares of common stock of,
               or other ownership interests in, each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                       (iv) neither the Company nor any of its Subsidiaries is
               in violation of its respective charter or by-laws, except for such violations that would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or on DLJdirect, and neither the Company nor any of its Subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other agreement, indenture or instrument material to the condition of the business of the Company and its Subsidiaries, taken as a whole, or on DLJdirect, to which the Company or any of its Subsidiar ies is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound;

                       (v) the execution, delivery and performance by the
               Company of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound;

                       (vi) the Company and each of its Subsidiaries has such
               permits, licenses, franchises and authorizations (collectively, "permits") of and from, and has made such declarations and filings with, governmental or regulatory authorities, including, without limitation, SROs, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus, except where the failure to obtain such permits or make such declarations and filings would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or on DLJdirect; the Company and each of its Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject, in each case, to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its Subsidiaries;

                       (vii) all leases to which the Company or any of its
               Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole, or on DLJdirect, and the Company and its Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary;

                       (viii) the statements in the Prospectus under the caption
               "Business of DLJdirect -- Government Regulation; Net Capital Requirements (first paragraph)" and "Business of DLJdirect - Legal and Administrative Proceedings (second and third paragraphs)," insofar as such statements constitute a summary of legal matters referred to therein, fairly present the information called for with respect to such legal matters; and

                       (ix) nothing has come to our attention that causes us to
               believe that (1) the Registration Statement (including any Registration Statement filed under Rule 462(b) of the Act) and the Prospectus and any supple ment or amendment thereto (except for financial statements and financial schedules and other financial and statistical data included therein or omitted therefrom as to which no opinion need be expressed) do not comply as to form in all material respects with the Act, or (2) (i) (except as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus (except as aforesaid) as of its date and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In giving such opinion with respect to the matters covered by clause (ix) such counsel may state that his opinion and belief are based upon his participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

               (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Joseph D. Donnelly, General Counsel of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, to the effect that the statements in the Prospectus under the caption "Certain Relations - Clearing and License Arrangements," insofar as such statements constitute a summary of legal matters referred to therein, fairly present the information called for with respect to such legal matters.

               (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, as to the matters referred to in clauses (iii), (iv), (vi) and
(vii)(but only with respect to the statements under the captions "Description of Capital Stock" and "Underwriting") and (xiii) of paragraph (d). In giving such opinion with respect to the matters covered by clause (xiii) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

               (h) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from KPMG LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by KPMG LLP on the date of this Agreement.

               (i) The Shares shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

               (j) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

               11. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

               This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company or any of its subsidiaries or the earnings, affairs, or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange, Inc. or the National Association of Securities Dealers Automated Quotation System National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

               If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting

Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
Section 11 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

               12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Donaldson, Lufkin & Jenrette, Inc., 277 Park Avenue, New York, New York 10172,
Attention: General Counsel, and (b) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

               The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, each of its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

               If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by it.

               Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

               This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

               Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                              Very truly yours,

                              DONALDSON, LUFKIN & JENRETTE, INC.



                              By:
                              Title:


DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION

Acting severally on behalf of
    themselves and the several
    Underwriters named in
    Schedule I hereto

By DONALDSON, LUFKIN & JENRETTE
        SECURITIES



    By:
    Title:

SCHEDULE I


                                                         Number of Firm Shares
Underwriters                                                 to be Purchased
-------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
     Securities Corporation
DLJdirect Inc.
BT Alex. Brown Incorporated
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.


 Total                                                   15,000,000



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



SCHEDULE 2

                                                         Number of Firm Shares
Underwriters                                                 to be Purchased
-------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
     Securities Corporation
DLJdirect Inc.
BT Alex. Brown Incorporated
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.

Total




                                       29